cryoport

SCIENCE. LOGISTICS. CERTAINTY.

Cryoport to acquire MVE Biological Solutions

Forward Looking Statements

Statements in this presentation and statements made orally during this presentation are not purely historical, including statements regarding Cryoport's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words or phrases such as "believe," "may," "could," "will," "estimate," "continue," "anticipate," "intend," "seek," "plan," "expect," "should," "would" or similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties.

These forward-looking statements include, but are not limited to, statements concerning the potential benefit of Cryoport's acquisition of MVE and the estimated or anticipated future business, performance and results of operations following the transaction. It is important to note that Cryoport's actual results could differ materially from those in any such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, (1) the conditions to the closing of the MVE acquisition or the Blackstone financing transaction may not be satisfied; (2) the MVE acquisition or financing transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the MVE acquisition or financing transaction; (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the MVE purchase agreement or the financing transaction agreement; (5) risks and uncertainties associated with the effect of changing economic conditions, (6) trends in the products markets,
(7) variations in Cryoport's cash flow, (8) market acceptance risks, (9) technical development risks and (10) other risks to the consummation of the MVE acquisition or the financing transaction, including the risk that the MVE acquisition or the financing transaction will not be consummated within the expected time period or at all. Cryoport's business could be affected by a number of other factors, including the risk factors listed from time to time in Cryoport's SEC reports including, but not limited to, Cryoport's 10-K for the year ended December 31, 2019, Cryoport's Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and any subsequent filings with the SEC. Cryoport cautions investors not to place undue reliance on the forward-looking statements contained in this press release, which speak only as of the date of this press release. Except as required by law, Cryoport disclaims any obligation, and does not undertake, to update or revise any forward-looking statements in this press release.



Strategic Rationale of Acquisition

MVE BIOLOGICAL SOLUTIONS – ADDING STRENGTH AND REACH

Two global leaders combine to create a company with the highest quality and reliability, supporting the most sophisticated Life Science customers

Broadens our competitive position within the Cell & Gene therapy supply chain ecosystem

New product innovations at MVE Biological Solutions give additional revenue growth upside

Strengthens core business by securing our future supply of vacuum insulated products and cryogenic freezer systems

Doubles revenue run rate to over $160MM and is expected to immediately be accretive

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Transaction Overview

Acquisition Price	• Total cash consideration of $320MM
Financing	• $275MM investment by Blackstone – $25MM of common stock – $250MM of preferred equity • $45MM from cash on balance sheet
Path to Completion	• Customary closing conditions including: – Receipt of applicable regulatory approvals • Expected to be completed by the end of the year

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MVE Biological Solutions Overview

Headquarters: Ball Ground, GA

226 employees globally

Global leader in the life sciences industry

Over 50 years of setting the standard for cryogenic storage

- MVE Biological Solutions is the **leading manufacturer of cryogenic life sciences equipment**, providing freezers, dewars and related equipment used for storage and transportation
- Three primary locations
  - Ball Ground, GA
  - New Prague, MN
  - Chengdu, China

ATTRACTIVE FINANCIAL PROFILE

Revenue

$MM



80
83
2018
2019

Adjusted EBITDA [(1)]

$MM



25
29
2018
2019



Fusion

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Note:
1. Adjusted EBITDA derived from Chart Industries audited results and includes estimated standalone costs

MVE – A Trusted Partner to Life Sciences

A GLOBAL LEADER OF CRYOGENIC SHIPPING AND STORAGE SOLUTIONS

MVE BIOLOGICAL ALUMINUM SOLUTIONS



Standard Capacity and Extra Capacity stationary Storage



Vapor & Doble Shippers



CT-50 & CT-250 Blood Bag Vapor Shippers



Cryo-Cube



CryoSystems



CryoSystem 6000 Full Auto



Lab Series

MVE BIOLOGICAL STAINLESS STEEL SOLUTIONS



Open Top Freezers



HE and Heco Freezers



Vario Freezers



Fusion



CryoCart



Automation



1536 PD Dry Shipper

Cryoport – A Trusted Partner to Life Sciences

GLOBAL LEADER OF TEMPERATURE-CONTROLLED SUPPLY CHAIN SOLUTIONS

491
Active Cell & Gene Therapy and Tissue Engineering Clinical Trials Supported

68%
of all Phase III Regenerative Medicine Clinical Trials Supported

~44% / **~69%**
Growth in Clinical Trials Supported / Growth in Revenue
('17-'19 CAGR)

~$38MM
LTM Revenue

4
Commercial Cell & Gene Therapies Supported

265+
Active Global Clients

325,000+ / **100+**
Shipments / Countries

8
COVID-19 Vaccines / Treatments Supported

THE INDUSTRY'S MOST TRUSTED PROVIDER OF COLD CHAIN LOGISTICS SOLUTIONS FOR TEMPERATURE-SENSITIVE LIFE SCIENCES MATERIALS

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Expanding Our Addressable Market

Cell & Gene Therapy Growing 35 – 40%+

Regenerative Medicine 1st Half 2020	**1,078** Active Global Clinical Trials	**1,001+** Regenerative Medicine and Advanced Therapy companies globally	**$10.7Bn** Total Global Financing Raised	**23** **Active COVID-19** Vaccines / Treatments



CELL & GENE THERAPY MARKET
$Bn
40%+ CAGR
$4
$30+
2019
2025

The acquisitions of CryoPDP and MVE Biological Solutions expands Cryoport's addressable market and provides our customers with end-to-end support across the Cell and Gene Therapy value chain.

Clinical Trial Logistics + Cryogenic Equipment

CRYOPDP a cryoport company

MVE Biological Solutions a cryoport company

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Source: Evaluate Pharma and Leading Third-Party Consulting Firm Analysis; Alliance for Regenerative Medicine

Attractive High-Growth Regenerative Medicine Market Driving Demand

Therapies Approved by Scenario



new therapies approved by FDA
160
120
80
40
0
56
72
79
96
120
Lower trial success rate
Continued market conditions
Faster rate of approval
Faster rate + trial accel.
Higher approval rate
2023
2024
2025
2026
2027

Patients Treated per Year in Trials of Commercially Approved Therapies



# of patients treated in-year with C&GT therapies (000's)
600
400
200
0
CAGR
'20 – '24
43%
39%
32%
27%
23%
CAGR
'24 – '27
32%
30%
32%
33%
30%
2020
2024
2027
Lower trial success rate
Continued market conditions
Faster rate of approval
Faster rate + trial accel.
Higher approval rate

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Source: Leading third party consulting firm analysis

Notes: Some therapies, such as those focused on treating Hepatitis A and B, will drive higher patient populations; In order to avoid predicting success of individual therapies, we have assumed a standard number of treatable patients per therapy based on average incidents currently in trials. This rate assumes that the total patient population treatable by each therapy does not wholly "replenish" each year, given rare nature of many disease that C & GT targets

Attractive High-Growth Regenerative Medicine Market Driving Demand

Therapies Approved [1]



new therapies (requiring cryogenic shipping) approved by FDA
20
15
10
5
0
2020
2021
2022
2023
2024
2025
2026
2027

Addressable Market for Cryogenic Shipping

$MM

~80+

Therapies to be **approved by the FDA** and requiring cryogenic shipping

✕

~$15MM+

Revenue per commercial drug (Range: $2MM - $28MM)

=

~$1.2Bn+[2]

Revenue opportunity for commercial cryogenic shipping

+ Additional TAM from CryoPDP and MVE

Source: Leading third party consulting firm analysis

Notes:

1. Some therapies, such as those focused on treating Hepatitis A and B, will drive higher patient populations; In order to avoid predicting success of individual therapies, we have assumed a standard number of treatable patients per therapy based on average incidents currently in trials. This rate assumes that the total patient population treatable by each therapy does not wholly "replenish" each year, given rare nature of many disease that C & GT targets
2. Excludes revenue opportunity for pre-commercial, clinical trials (CryoPDP, MVE Biological Solutions)

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Accelerating Growth with Acquisitions

Proforma Revenue -Trailing Twelve Months as of 6/30/20


$MM
$38
$86
$48
$167
$81
$48
cryoport
a cryoport company
CRYOGENE
a cryoport company
CRYOPDP
a cryoport company
MVE Biological Solutions
a cryoport company

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Amplifying Cryoport's Strength across the Life Sciences Landscape

cryoport / CRYOGENE (a cryoport company) + CRYOPDP (a cryoport company) + MVE Biological Solutions (a cryoport company)

Market Leader	✓ CryoPDP: 3rd largest specialty global logistics player ✓ MVE: A leading manufacturer of cryogenic equipment
Product Expansion	✓ CryoPDP: Additional temperature-controlled ranges (e.g. viral vector logistics) ✓ MVE: Adds vacuum insulated products and cryogenic freezer systems
Geographic Expansion	✓ CryoPDP: 22 operating facilities in 12 countries ✓ MVE: Presence across the US, Europe and Asia
Scale	✓ CryoPDP: 300+ new clients and forward-operating locations ✓ MVE: 300+ new clients and expanded storage capabilities
Revenue	✓ CryoPDP: ~Doubles revenue run-rate to over $80MM ✓ MVE: ~Doubles revenue run-rate again to over $160MM
Further Exposure in Cell & Gene Therapy	✓ CryoPDP: Established network aligned to manufacturing hubs in EMEA and APAC ✓ MVE: Supplies industry with vital cryogenic storage equipment and services
Profitable	✓ Combination immediately accretive

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Partnership with Blackstone

Blackstone (BX) is one of the most active healthcare investors globally and will provide Cryoport with an unmatched network to support the growing demand in Cell and Gene Therapy.

Blackstone

Global Platform

Largest
Alternative Asset Management Firm in the World

$564Bn
Blackstone Assets Under Management [1]

24
Global Offices

500K
Portfolio Employees

The $275mm investment will be funded through Blackstone Tactical Opportunities (Tac Opps), the leading opportunistic investment platform in the world with $30B in AUM.(2) Coupled with the power and reach of Blackstone, Tac Opps provides companies with flexible capital solutions in deep partnership with management teams.

Commitment to Healthcare

Blackstone has a track record of investment in healthcare, with~$11bn in equity committed to the sector in 22 transactions, totaling ~$44bn in value. BX has a deep thematic focus on technology expansion in the industry and pharma services.(3)

Select Investments: HEALTHEDGE, sema4, Catalent, BioMed Realty (Discover here), connective Rx

Blackstone Life Sciences (BXLS) partners with pharma, biotech, and medical technology companies to develop innovative products that have the potential to save lives.

Select Investments: *Gene therapy JV w/* FERRING PHARMACEUTICALS, Alnylam PHARMACEUTICALS

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Notes:
1. AUM is estimated and not audited
2. For the entire Tactical Opportunities ("Tac Opps") business inclusive of co-investments and Tac Opps adjacencies (TOSI, UK Mortgages, Rothesay Life Fund, and PTI Fund
3. The investments (and related performance information) presented above were made by a number of different Blackstone funds whose overall strategy and terms vary significantly from each other and from those of and Tac Opps fund. These investments were not managed as a single portfolio and did not involve the same Blackstone professionals who will be involved in the management and operations of any future Tac Opps investments. Moreover, future investments made by Tac Opps will be comparable to the investments set forth herein or that Tac Opps will be able to implement its investment strategy or achieve its investment objectives.

Operating Holding Structure – Expanding Tools and Solutions for the Life Sciences

Cryport, Inc. (NASDAQ: CYRX)

- MVE Biological Solutions – a cryoport company
- CRYOPDP – a cryoport company
- cryoport systems – a cryoport company
- CRYOGENE – a cryoport company

Synergies – Cryoport Family of Companies – Separate P&L Responsibilities – Intercompany agreements and sales incentives

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Science. Logistics. Certainty.

Thank you!

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